UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2024

PEARL HOLDINGS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 457-1540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Pearl Holdings Acquisition Corp (the “Company”) received a letter from the staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) dated as of December 16, 2024, as amended as of December 19, 2024, indicating that, as a result of the Company’s failure to complete one or more business combinations by December 14, 2024, the effective date of the Company’s IPO registration statement, the Company did not comply with the requirements of Nasdaq IM 5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the its IPO registration statement. As a result, the Company’s ordinary shares, units and warrants (the “Securities”) became subject to delisting. On December 23, 2024, Nasdaq suspended trading in the Securities and indicated that a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Securities from listing and registration on Nasdaq.

Pursuant to Nasdaq’s procedures, the Company may appeal the Staff’s determination. However, the Staff may only reverse its delisting determination if it finds it made a factual error in applying Rule 5101-2 and that the Company never failed to satisfy the requirement set forth in Rule 5101-2. The Company does not intend to exercise its right to appeal.

Some or all of the Securities may be quoted on an over-the-counter market following the suspension of trading on The Nasdaq Global Market and delisting. However, as a result of the suspension and delisting of the Securities from Nasdaq, the Company and the holders of the Securities will face significant material adverse consequences, including:

●	the Company being less attractive to potential business combination targets and therefore making it more difficult for the Company to complete a business combination;

●	a decreased ability to issue additional securities or obtain additional financing in the future;

●	a limited availability of market quotations for the Securities, even if the Securities were to be quoted on an over-the-counter market;

●	reduced liquidity and demand for the Securities, particularly when taking into account the exercise by the Company’s public shareholders of redemption rights with respect to a large number of the Company’s ordinary shares in connection with the Company’s extension of time to complete a business combination;

●	determination that the Company’s ordinary shares are a “penny stock” which will require brokers trading in the ordinary shares to adhere to more stringent rules and could result in a further reduced level of trading activity in the secondary trading market for the securities;

●	greater difficulty and cost at being able to satisfy any applicable stock exchange’s initial listing requirements for the post-business combination company;

●	the Securities no longer qualifying as “covered securities” under the NSMIA, meaning that sales of the Securities would be subject to regulation in each state in which that sale occurs, including in connection with our business combination, which may negatively impact our ability to consummate our initial business combination or to otherwise issue additional securities or obtain additional financing in the future and could negatively impact the ability of our security holders to trade, and result in further reduced liquidity and demand for, the Securities; and

●	a limited amount of news and analyst coverage.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the impact of the delisting, the possible trading of any of the Securities on the over-the counter market, and any consequences of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Definitive Proxy Statement on Schedule 14A filed on November 20, 2024 and the Company’s Annual Reports on Form 10-K and other filings the Company makes with the SEC. The Company’s SEC filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024

Pearl Holdings Acquisition Corp

By:	/s/ Craig E. Barnett
	Name:	Craig E. Barnett
	Title:	Chief Executive Officer

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